UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  November 12, 2003
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                              TRANSNET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                0-8693              22-1892295
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(State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


45 Columbia Road, Somerville, New Jersey                    08876-3576
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code:         908-253-0500
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Former name, former address and former fiscal year, if changed since last Report

ITEM 9.  REGULATION FD DISCLOSURE


On November 12, 2003, TransNet Corporation issued a press release reporting its earnings for the quarter ended September 30, 2003, the first quarter of fiscal 2004. A copy of the press release is attached as Exhibit 99.1.







                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TransNet Corporation
                                        (Registrant)

Date  November 12, 2003
                                        /s/ Steven J. Wilk
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                                        Steven J. Wilk
                                        President and Chief Executive Officer